UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: May 1, 2007
(Date of earliest event reported)

FORD MOTOR CREDIT COMPANY LLC
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation or organization)

1-6368	38-1612444
(Commission File Number)	(IRS Employer Identification No.)

One American Road, Dearborn, Michigan	48126
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code 313-322-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 140.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

Effective May 1, 2007, pursuant to the laws of the State of Delaware, we converted our form of organization from that of a Delaware corporation to that of a Delaware limited liability company under the name of Ford Motor Credit Company LLC. The purpose of converting from a corporation to a limited liability company is to enable us to operate our business in a more tax efficient manner.

For purposes of Delaware law, we are deemed to be the same entity as Ford Motor Credit Company before the conversion, and our existence is deemed to have commenced on the date of original incorporation of Ford Motor Credit Company (i.e., August 20, 1959). Further, under Delaware law, the rights, assets, operations, liabilities and obligations that comprised the going business of Ford Motor Credit Company before the conversion remain our rights, assets, operations, liabilities and obligations after the conversion..

The Conversion Agreement dated April 20, 2007 and effective on May 1, 2007 between Ford Motor Credit Company and Ford Holdings LLC concerning our conversion to a limited liability company, filed as Exhibit 99.1 to this report, the Certificate of Conversion to Limited Liability Company dated April 20, 2007 and effective on May 1, 2007, filed as Exhibit 99.2 to this report, the Certificate of Formation for Ford Motor Credit Company LLC dated April 20, 2007 and effective on May 1, 2007, filed as Exhibit 99.3 to this report, and the Limited Liability Company Agreement of Ford Motor Credit Company LLC dated April 30, 2007 and effective on May 1, 2007, filed as Exhibit 99.4 to this report, are incorporated by reference herein.

Pursuant to Rule 12g-3(a) under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the following series of outstanding debt securities issued by Ford Motor Credit Company and listed on the New York Stock Exchange are now deemed to be issued by Ford Motor Credit Company LLC and registered under Section 12(b) of the Exchange Act:

•	6-3/8% Notes due November 5, 2008
•	7-3/8% Notes due October 15, 2031
•	7.60% Notes due March 1, 2032

Holders of these debt securities and holders of our other outstanding debt securities need not take any action in connection with our conversion to a limited liability company. Further, none of our outstanding debt securities will be exchanged for new debt securities as a result of our conversion to a limited liability company.

Item 9.01. Financial Statements and Exhibits.

EXHIBITS

Designation	Description	Method of Filing

Exhibit 99.1	Conversion Agreement dated April 20, 2007 and effective on May 1, 2007 between Ford Motor Credit Company and Ford Holdings LLC	Filed with this Report

Exhibit 99.2	Certificate of Conversion to Limited Liability Company dated April 20, 2007 and effective on May 1, 2007	Filed with this Report

Exhibit 99.3	Certificate of Formation for Ford Motor Credit Company LLC dated April 20, 2007 and effective on May 1, 2007	Filed with this Report

Exhibit 99.4	Limited Liability Company Agreement of Ford Motor Credit Company LLC dated April 30, 2007 and effective on May 1, 2007	Filed with this Report

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORD MOTOR CREDIT COMPANY LLC
(Registrant)

Date: May 1, 2007	By:	/s/C. M. MacGillivray
C. M. MacGillivray
Assistant Secretary

EXHIBIT INDEX

Designation	Description

Exhibit 99.1	Conversion Agreement dated April 20, 2007 and effective on May 1, 2007 between Ford Motor Credit Company and Ford Holdings LLC

Exhibit 99.2	Certificate of Conversion to Limited Liability Company dated April 20, 2007 and effective on May 1, 2007

Exhibit 99.3	Certificate of Formation for Ford Motor Credit Company LLC dated April 20, 2007 and effective on May 1, 2007

Exhibit 99.4	Limited Liability Company Agreement of Ford Motor Credit Company LLC dated April 30, 2007 and effective on May 1, 2007